UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
June 6, 2003 (June 6, 2003)

Advanced Neuromodulation Systems, Inc.

(Exact name of registrant as specified in charter)

Texas	0-10521	75-1646002

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 Windcrest Drive, Suite 100
Plano, Texas 75024
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 309-8000

Item 9. Regulation FD Disclosure.
SIGNATURES
INDEX TO EXHIBITS
EX-99.1 Press Release dated June 6, 2003

Item 9. Regulation FD Disclosure.

     On June 6, 2003, we issued a press release announcing that our Board of Directors has declared a 3-for-2 split of our common stock, $0.05 par value per share. The split, which will be effected in the form of a 50% stock dividend (one share of common stock payable for every two shares held), is payable on July 11, 2003 to shareholders of record on June 20, 2003. There currently are 12,818,103 ANS common shares outstanding. Accordingly, if no other shares of common stock are issued prior to the record date, the number of shares of common stock outstanding following the stock split will be 19,227,154. Fractional shares will be settled by rounding up to the nearest whole share. The Company’s transfer agent is Computershare Investor Services, Inc., Chicago. For additional information, see the press release attached hereto as Exhibit 99.1.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

     Dated: June 6, 2003

ADVANCED NEUROMODULATION SYSTEMS, INC.

By:
/s/ F. ROBERT MERRILL III
	Name:	F. Robert Merrill III
	Title:	Executive Vice President, Finance,
Chief Financial Officer and Treasurer

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INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release dated June 6, 2003

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